Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the amendment to the annual report of Endurance Exploration Group, Inc. (the “registrant”) on Form 10-K/A for the eleven months ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Christine Zitman, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  December 2, 2014

/s/ Christine Zitman
Christine Zitman
Chief Financial Officer

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